U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): June 12, 2003

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

         NEVADA                                        91-1922863
   (State or other jurisdiction                IRS employer Identification No.)
      of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 5. Other Events.

On June 12, 2003, Flexible Solutions International, Inc., issued a press release announcing completion of the acquisition of a 20% stake in Tatko Biotechnology Inc.

ITEM 7. Financial Statements and Exhibits.

Exhibits:

99.1     Press Release dated June 12, 2003.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2003       FLEXIBLE SOLUTIONS INTERNATIONAL INC.


/s/ DAN O'BRIEN
---------------
Dan O'Brien
President